UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2012

MGM RESORTS INTERNATIONAL

(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip code)

(702) 693-7120

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Amended and Restated Credit Agreement

On December 20, 2012, MGM Resorts International, a Delaware corporation (the “Company”), entered into an amended and restated credit agreement among the Company, MGM Grand Detroit, LLC, a Delaware limited liability company, the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent (the “Credit Agreement”). A copy of the Credit Agreement is filed herewith as Exhibit 10.1.

The Credit Agreement is comprised of a $1.2 billion revolving facility, a $1.05 billion term loan A facility and a $1.75 billion term loan B facility. The revolving and term loan A facilities will initially bear interest at LIBOR plus 3.00%, but will be subject to credit rating adjustments after six months, which would result in an interest rate of LIBOR plus 2.75% based on current credit ratings. The term loan B facility will bear interest at LIBOR plus 3.25% with a LIBOR floor of 1.00%.  The revolving and term loan A facilities will mature in December 2017 and the term loan B facility will mature in December 2019.  The term loan B was issued at 99.5% to initial lenders.

All of the domestic subsidiaries that guarantee the Company’s existing senior notes will guarantee the Credit Agreement, except for Nevada Landing Partnership, unless and until the Company obtains Illinois gaming approval.

The Credit Agreement contains customary representations and warranties, events of default, affirmative covenants and negative covenants, which impose restrictions on, among other things, the ability of the Company and its subsidiaries to make investments, pay dividends and sell assets, and to incur additional debt and additional liens. In addition, the Credit Agreement requires the Company and its restricted subsidiaries to maintain a minimum trailing four-quarter EBITDA (as defined in the Credit Agreement) and limits the Company’s ability to make capital expenditures.

The Credit Agreement is secured by (i) a mortgage on MGM Grand Las Vegas, Bellagio, The Mirage, New York-New York, MGM Grand Detroit and Gold Strike Tunica (the “Mortgaged Properties) and substantially all existing and future property of the Mortgaged Properties; and (ii) upon receipt of the necessary gaming approvals with respect to the properties located in Nevada, a pledge of the equity or limited liability company interests of the subsidiaries that own the Mortgaged Properties. In connection with the closing, MGM Grand Hotel, LLC, New York-New York Hotel & Casino LLC, Bellagio, LLC, MGM Grand Detroit, LLC, MGM Resorts Mississippi, Inc. and The Mirage Casino-Hotel entered into a security agreement, dated December 20, 2012, with Bank of America, N.A., as Administrative Agent (the “Security Agreement”) and the Company, MGM Grand Detroit, Inc., New PRMA Las Vegas, Inc., Mirage Resorts, Incorporated and Mandalay Resort Group entered into a pledge agreement, dated December 20, 2012, with Bank of America, N.A., as Administrative Agent (the “Pledge Agreement”). Copies of the Security Agreement and the Pledge Agreement are filed herewith as Exhibits 10.2 and 10.3, respectively.

Mandatory prepayments of the credit facilities will be required upon the occurrence of certain events, including sales of certain assets, casualty events and the incurrence of certain additional indebtedness, subject to certain exceptions and reinvestment rights.

The representations, warranties and covenants contained in the Credit Agreement were made only for purposes of the Credit Agreement and as of the specific date (or dates) set forth therein, were solely for the benefit of the parties to the Credit Agreement and are subject to certain limitations as agreed upon by the contracting parties. In addition, the representations, warranties and covenants contained in the Credit Agreement may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Credit Agreement and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Credit Agreement, which subsequent developments may not be reflected in the Company’s public disclosure.

Senior Notes Offering

In addition, on December 20, 2012, the Company issued $1.25 billion in aggregate principal amount of its 6.625% Senior Notes due 2021 (the “Notes”) pursuant to the Indenture, dated as of March 22, 2012 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a second supplemental indenture, dated as of December 20, 2012 (the “Second Supplemental Indenture”), among the Company, the subsidiary guarantors named therein and the Trustee.  A copy of the Second Supplemental Indenture is filed herewith as Exhibit 4.1.

The Notes were offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-180112) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2012, as amended by Post-Effective Amendment No. 1 dated March 15, 2012 and Post-Effective Amendment No. 2 dated December 6, 2012, as supplemented by the final prospectus supplement, dated December 6, 2012 and filed with the SEC on December 6, 2012.

The notes will be guaranteed, jointly and severally, on a senior basis by the Company’s subsidiaries that guarantee its Credit Agreement and the Company’s existing notes, except for Nevada Landing Partnership, unless and until the Company obtains Illinois gaming approval. The Notes will not be guaranteed by the Company’s foreign subsidiaries and certain domestic subsidiaries, including MGM Grand Detroit, LLC which will be a borrower under the Credit Agreement, and its subsidiaries, and MGM China Holdings Limited and its subsidiaries.

The Company used the net proceeds of the Notes offering and the Credit Agreement, together with cash on hand, (i) to repurchase all of its outstanding 13% senior secured notes due 2013 (the “13% Notes”), 10.375% senior secured notes due 2014 (the “10.375% Notes”), 11.125% senior secured notes due 2017 (the “11.125% Notes”) and 9% senior secured notes due 2020 (the “9% Notes,” and together with the 13% Notes, the 10.375% Notes and the 11.125% Notes, the “Secured Notes”) tendered in the previously announced tender offers, (ii) to fund the redemption and satisfaction and discharge of any of the Secured Notes that are not tendered in the tender offers, (iii) to refinance its existing senior credit facility and (iv) to pay transaction-related fees and expenses. The Company intends to use the remaining net proceeds for general corporate purposes.

The above descriptions of the Credit Agreement, the Security Agreement, the Pledge Agreement, the Base Indenture, the Second Supplemental Indenture and the Notes in this report are summaries only and are qualified in their entirety by the terms of such agreements and instruments, respectively. The Second Supplemental Indenture is incorporated by reference into the Registration Statement.

In connection with the offering of the Notes, the Company is filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Notes. Such opinion is incorporated by reference into the Registration Statement.

Supplemental Indentures Relating to the Tender Offers

On December 20, 2012, the Company announced that (i) holders of approximately $537.760 million aggregate principal amount (representing approximately 71.70%) of its 13% Notes, (ii) holders of approximately $417.83 million aggregate principal amount (representing approximately 64.28%) of its 10.375% Notes,(iii) holders of approximately $707.254 million aggregate principal amount (representing approximately 83.21%) of its 11.125% Notes, (iv) holders of approximately $843.419 million aggregate principal amount (representing approximately 99.81%) of its 9% Notes, validly tendered their Secured Notes prior to the consent payment deadline of 5:00 p.m., New York City time, on December 19, 2012 (the “Consent Payment Deadline”) in accordance with the offers to purchase and consent solicitation statement, dated December 6, 2012 (the “Statement”), as supplemented by the supplement to the Statement, dated December 12, 2012.

On December 18, 2012, the Company, the guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”), executed a first supplemental indenture (the “9% Supplemental Indenture”) to the indenture governing the 9% Notes, dated as of March 16, 2010, among the Company, the subsidiary guarantors party thereto and the Trustee (as supplemented, the “9% Indenture”). On December 18, 2012, the Company, the guarantors party thereto and the Trustee, executed a second supplemental indenture (the “13% Supplemental Indenture”) to the indenture governing the 13% Notes, dated as of November 14, 2008, among the Company, the guarantors party thereto and the Trustee, as supplemented by the first supplemental indenture, dated as of June 15, 2009 (as supplemented, the “13% Indenture”). On December 19, 2012, the Company, the guarantors party thereto and U.S. Bank National Association, as trustee, executed a second supplemental indenture (the “10.375%/11.125% Supplemental Indenture) to the indenture governing the 10.375% Notes and the 11.125% Notes, dated as of May 19, 2009, among the Company, the guarantors party thereto and the Trustee, as supplemented by the first supplemental indenture, dated as of April 18, 2012 (as supplemented, the “10.375%/11.125% Indenture”). Copies of the 9% Supplemental Indenture, the 13% Supplemental Indenture and the 10.375/11.125% Supplemental Indenture are filed herewith as Exhibits 4.2, 4.3 and 4.4, respectively.

Item 1.02   Termination of a Material Definitive Agreement

On December 20, 2012, the Company completed the early settlement of its tenders offers with respect to the Secured Notes. The Company simultaneously called for redemption all of the Secured Notes that were not purchased on the early settlement date of the tender offer in accordance with the redemption and satisfaction and discharge provisions in the 9% Indenture, the 13% Indenture and the 10.375%/11.125% Indenture, as applicable. In connection with the redemption, the Company satisfied and discharged its obligations under each of the 9% Indenture, the 13% Indenture and the 10.375%/11.125% Indenture in accordance with the applicable provisions of the indentures by depositing with the trustee sufficient funds to pay the redemption price, plus accrued and unpaid interest on the remaining outstanding Secured Notes to, but not including, the applicable redemption date. As a result of the satisfaction and discharge of the Secured Notes, the Company has been released from its remaining obligations under the 9% Indenture, the 13% Indenture and the 10.375%/11.125% Indenture and all of the collateral securing those Secured Notes was released.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 with respect to the Credit Agreement is incorporated by reference into this Item 2.03.

Item 9.01   Financial Statements and Exhibits.

(a)         Not applicable.

(b)         Not applicable.

(c)          Not applicable.

(d)         Exhibits:

Exhibit No.	Description

4.1

Second Supplemental Indenture, dated December 20, 2012, among MGM Resorts International, the guarantors named therein and U.S. Bank National Association, as trustee to the Indenture, dated as of March 22, 2012, among MGM Resorts International and U.S. Bank National Association, as trustee, relating to the 6.625% senior notes due 2021

4.2

First Supplemental Indenture, dated December 18, 2012, among MGM Resorts International, the guarantors named therein and U.S. Bank National Association, as trustee to the Indenture, dated as of March 16, 2010, among MGM Resorts International, the guarantors named therein and U.S. Bank National Association, as trustee, relating to the 9% senior secured notes due 2020

4.3

Second Supplemental Indenture, dated December 18, 2012, among MGM Resorts International, the guarantors named therein and U.S. Bank National Association, as trustee to the Indenture, dated as of November 14, 2008, among MGM Resorts International, the guarantors named therein and U.S. Bank National Association, as trustee, relating to the 13% senior secured notes due 2013

4.4

Second Supplemental Indenture, dated December 19, 2012, among MGM Resorts International, the guarantors named therein and U.S. Bank National Association, as trustee to the Indenture, dated as of May 19, 2009, among MGM Resorts International, the guarantors named therein and U.S. Bank National Association, as trustee, relating to the 10.375% senior secured notes due 2014 and 11.125% senior secured notes due 2017

5.1	Opinion of Milbank, Tweed, Hadley & McCloy LLP

10.1

Amended and Restated Credit Agreement, dated as of December 20, 2012, among MGM Resorts International, MGM Grand Detroit, LLC, a Delaware limited liability company, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent

10.2

Security Agreement, dated as of December 20, 2012, among MGM Grand Detroit, LLC, MGM Grand Hotel, LLC, New York-New York Hotel & Casino, LLC, Bellagio, LLC, The Mirage Casino-Hotel, MGM Resorts Mississippi, Inc. and Bank of America, N.A., as Administrative Agent

10.3

Pledge Agreement, dated as of December 20, 2012, among MGM Resorts International, MGM Grand Detroit, Inc., New PRMA Las Vegas, Inc., Mirage Resorts, Incorporated, Mandalay Resort Group and Bank of America, N.A., as Administrative Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 20, 2012

MGM Resorts International

By:	/s/ Andrew Hagopian III
Name: Andrew Hagopian III Title: Vice President, Deputy General Counsel & Assistant Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

4.1

Second Supplemental Indenture, dated December 20, 2012, among MGM Resorts International, the guarantors named therein and U.S. Bank National Association, as trustee to the Indenture, dated as of March 22, 2012, among MGM Resorts International and U.S. Bank National Association, as trustee, relating to the 6.625% senior notes due 2021

4.2

First Supplemental Indenture, dated December 18, 2012, among MGM Resorts International, the guarantors named therein and U.S. Bank National Association, as trustee to the Indenture, dated as of March 16, 2010, among MGM Resorts International, the guarantors named therein and U.S. Bank National Association, as trustee, relating to the 9% senior secured notes due 2020

4.3

Second Supplemental Indenture, dated December 18, 2012, among MGM Resorts International, the guarantors named therein and U.S. Bank National Association, as trustee to the Indenture, dated as of November 14, 2008, among MGM Resorts International, the guarantors named therein and U.S. Bank National Association, as trustee, relating to the 13% senior secured notes due 2013

4.4

Second Supplemental Indenture, dated December 19, 2012, among MGM Resorts International, the guarantors named therein and U.S. Bank National Association, as trustee to the Indenture, dated as of May 19, 2009, among MGM Resorts International, the guarantors named therein and U.S. Bank National Association, as trustee, relating to the 10.375% senior secured notes due 2014 and 11.125% senior secured notes due 2017

5.1	Opinion of Milbank, Tweed, Hadley & McCloy LLP

10.1

Amended and Restated Credit Agreement, dated as of December 20, 2012, among MGM Resorts International, MGM Grand Detroit, LLC, a Delaware limited liability company, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent

10.2

Security Agreement, dated as of December 20, 2012, among MGM Grand Detroit, LLC, MGM Grand Hotel, LLC, New York-New York Hotel & Casino, LLC, Bellagio, LLC, The Mirage Casino-Hotel, MGM Resorts Mississippi, Inc. and Bank of America, N.A., as Administrative Agent

10.3

Pledge Agreement, dated as of December 20, 2012, among MGM Resorts International, MGM Grand Detroit, Inc., New PRMA Las Vegas, Inc., Mirage Resorts, Incorporated, Mandalay Resort Group and Bank of America, N.A., as Administrative Agent